UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2024

HealthLynked Corp.

(Exact name of registrant as specified in charter)

Nevada	000-55768	47-1634127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1265 Creekside Parkway, Suite 302, Naples FL 34108

(Address of principal executive offices)

(800) 928-7144

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On March 11, 2024, HealthLynked Corp., a Nevada corporation (the “Company”), appointed David Rosal, age 61, as its Chief Financial Officer, effective immediately. Mr. Rosal previously served as Senior Industry Expert – CFO Analytics at Teradata in Fort Myers, FL, from June 2008 to November 2023.

Before his time at Teradata, Mr. Rosal held several senior positions at McDonald’s Corporation in Oak Brook, IL, including Director of Business Integration from January 2006 to December 2008, and Director of Concept Development from January 2000 to December 2006 and Director of Finance – East Division from November 1994 to December 1999.

Mr. Rosal holds a Master of Business Administration in Business Administration from DePaul University, Chicago, IL (September 1988 to January 1992), and a Bachelor of Science in Accounting from Marquette University, Milwaukee, WI (September 1981 to May 1985).

The Company and Mr. Rosal have agreed that Mr. Rosal’s base salary will be $150,000 per year, and that he will be eligible to participate in the benefit plans and programs generally available to the Company’s employees. Mr. Rosal will also be eligible to participate in the Company’s 2021 Equity Incentive Plan (the “2021 EIP”), pursuant to which Mr. Rosal will be entitled to awards. The number of awards granted to Mr. Rosal under the 2021 EIP will be determined based on his position, the length of his employment, and other relevant factors.

There are no arrangements or understandings between Mr. Rosal and any other person pursuant to which he was selected for his position. In addition, there are no family relationships between Mr. Rosal and any directors or executive officers of the Company, and no transactions are required to be reported under Item 404(a) of Regulation S-K between Mr. Rosal and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHLYNKED CORP.

Date: March 14, 2024	/s/ Michael Dent
Michael Dent
Chief Executive Officer and Chairman

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